Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments And Contingencies [Abstract]
Commitments and contingencies	Commitments and contingencies
Obligations under leases
See Note 12 for lease obligations.
Commitments
The Group is subject to the following minimum guarantees relating to the content on its Service, the majority of which relate to minimum royalty payments associated with its license agreements for the use of licensed content, as at December 31:

	2021	2020	2019
	(in € millions)
Not later than one year	788	317	657
Later than one year but not more than 5 years	2,491	3,259	383
Total	3,279	3,576	1,040
In addition, the Group is subject to various non-cancelable purchase obligations and service agreements with minimum spend commitments, including a service agreement with Google for the use of Google Cloud Platform and certain podcast commitments as at December 31:

	2021	2020	2019
	(in € millions)
Not later than one year	362	279	56
Later than one year but not more than 5 years	435	619	144
Total	797	898	200
Contingencies
Various legal actions, proceedings, and claims are pending or may be instituted or asserted against the Group. These may include but are not limited to matters arising out of alleged infringement of intellectual property; alleged violations of consumer regulations; employment-related matters; and disputes arising out of supplier and other contractual relationships. As a general matter, the music and other content made available on the Group’s Service are licensed to the Group by various third parties. Many of these licenses allow rights holders to audit the Group’s royalty payments, and any such audit could result in disputes over whether the Group has paid the proper royalties. If such a dispute were to occur, the Group could be required to pay additional royalties, and the amounts involved could be material. The Group expenses legal fees as incurred. The Group records a provision for contingent losses when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. An unfavorable outcome to any legal matter, if material, could have an adverse effect on the Group’s operations or its financial position, liquidity, or results of operations.
On August 11, 2020, the United States Court of Appeals for the D.C. Circuit issued an opinion which, as of the issuance of the formal “mandate” on October 26, 2020, vacated the Copyright Royalty Board’s determination of the royalty rates for applicable mechanical rights in the United States for calendar years 2018 to 2022. These rates apply both to compositions that we license under compulsory license pursuant to Section 115 of the Copyright Act of 1976 and to a number of direct licenses that we have with music publishers. Until the final rates are finally determined, our recorded royalty costs, both retrospectively and prospectively, will be based on management estimates of the rates that will apply. When the rates are determined anew, these could either benefit or adversely affect our results of operations and financial condition.